Certain Transactions	12 Months Ended
Dec. 31, 2012
Certain Transactions [Abstract]
Certain Transactions
Note 2 - Certain Transactions:
In order to enhance the Company's solutions and services portfolio, the Company has invested in certain complementary businesses.

A.	Conversion of loans:
On March 19, 2012, the Company entered into a series of agreements that became effective on May 4, 2012 with three of the Company's shareholders: Lake Union, Prescott and Columbia, or the three shareholders, which include the following:
An Assignment and Assumption Agreement pursuant to which the rights and obligations of the lenders with respect to a $5 million loan granted to us in April 2011 and was due in May 2012, by a financial institution and other lenders, were purchased by the three shareholders in equal shares, subject to certain terms and conditions that will be effective following May 2012:

•	Due date on May 1, 2014 with a principal of 5 $ million and a quarterly interest rate of 6% per annum.
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Accrued interest can be converted every three months either by the lenders or by the company into the company's ordinary shares. Upon conversion of the accrued interest, the number of shares will be determined according to the lower of 20-day volume weighted average price per share (three trading-days prior to the payment date- every quarter) or $3 per share.

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Principal and accrued interest can be converted only by the lenders into the company's ordinary shares within 120 days of the closing date, upon conversion, the number of shares will be determined according to the lower of 30-day volume weighted average price per share (three trading-days prior to the closing date) and $3 per share.

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Following 120 days in case of no conversion of the principal, the lenders will be entitled to the issuance of 18.7% of the Company's outstanding share capital as of the date of issuance. Following 120 days in case of no conversion of the principle the conversion rate will be changed, and the number of shares upon conversion will be based only on a price of $3 per share.

In addition, the three shareholders provided to us a $500 thousand bridge loan for one year bearing nominal interest of 7% per annum. The principal and the accrued interest can be converted into shares according to the lower of 30-day volume weighted average price per share prior to closing or 3$ per share.
The company concluded that the conversion option is to be bifurcated and accounted for as an embedded derivative. The fair value of the derivative upon closing amounted to $3.7 million.

During the second quarter of 2012 the three shareholders exercised their conversion right with respect to the two loans as abovementioned (within the 120 days period), and accordingly, the Company issued to Lake Union 1,221,027 ordinary shares, to Prescott 1,230,820 ordinary shares and to Columbia 1,226,545 ordinary shares based on the $1.56 per share which is the 30-day volume weighted average price per share prior to closing. Upon conversion the principal and accrued interest net of discount and the derivative amounted to $9.6 million were classified to equity.

An additional loans of up to $1.5 million bearing an interest at a rate of 8% per annum, could be extended by the three shareholders until April 3, 2013 including conversion rights, insofar as so mutually agreed by the parties.
The company filed a registration statement on Form F-3 to cover the resale of the ordinary shares issued upon conversion of the abovementioned loans and interest accrued thereon. The registration statement became affective in February 2013.
B.	Sale of Liacom:
In May 2012, the Company completed the sale of its entire 51% share holdings in Liacom Systems Ltd, for an aggregate consideration of $1.75 million. This sale was part of the Company strategic plan to focus on the legacy modernization business. The proceeds from the sale were used to repay loans. Liacom met the definition of a component. Accordingly, the results of operations in the statement of operations and prior periods results have been reclassified accordingly ( see also Note 13). As part of the sale, the company realized a goodwill amounted to - $1.3 million based on the relative fair value of Liacom and the portion of the reported unit to be retained. The capital loss recorded upon sale of Liacom amounted to $703 thousands.

C.	Sale of KMS and TIS:
In June, 2012, the company sold its holdings in BluePhoenix Knowledge Management Systems Ltd ("KMS"), for a consideration of $550 thousand. As a result the company recorded a loss of $1,123 thousand.As part of the loss recognized from the sale, the company realized a goodwill amounted to - $391 thousand based on the relative fair value of KMS and the portion of the reported unit to be retained.
In March 2012, as part of terminating the Company business in Cyprus, the Company sold the holdings in TIS together with our holdings in another subsidiary in Cyprus for a consideration of $72 thousand. As a result, the company recorded a capital loss of $30 thousand.

D.	Sale of AppBuilder Technology:
In December 2011, the Company entered into an agreement with Magic Software Enterprises Ltd., pursuant to which we sold to Magic our AppBuilder technology. The net consideration for the AppBuilder was $12.5 million, of which approximately $3.8 million was deposited in escrow. The release of the escrow funds is subject to the fulfillment of certain conditions and therefore has not recorded as an asset (See also Note 1V). During 2012 and 2013, $2.7 million and $ 1 million were released from the escrow.
As part of the loss recognized from the sale, in 2011, the company realized a goodwill impairment at an amount of $13.1 million based on the relative fair value of AppBuilder and the portion of the reported unit to be retained.
E.	Amalgamated Software North America (ASNA):
In December 2010, the Company sold its holdings in ASNA, including the holding interest in a Spanish affiliated company, for a consideration of $2.0 million, $1.5 million of which were paid to the Company in December 2010 and the remaining $500,000 had to be paid in December 2012. In December 2011, the Company reached an agreement with the buyer pursuant to which the second payment of $500,000 was reduced to $420,000 and was paid earlier in two installments, in December 2011 and January 2012. As a result of the sale in 2010, the Company recorded a loss of approximately of $4 million presented in operating income.